UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2024

NeoVolta, Inc

(Exact name of registrant as specified in its charter)

Nevada	001-41447	82-5299263
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

13651 Danielson Street, Suite A

Poway, CA 92064

(Address of Principal Executive Offices) (Zip Code)

(800) 364-5464

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NEOV	The NASDAQ Stock Market LLC
Warrants, each warrant exercisable for one share of common stock	NEOVW	The NASDAQ Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below under Item 5.07 of this Current Report, NeoVolta, Inc. (the “Company”) held its annual meeting of stockholders at 2:00 p.m. Pacific Time (the Annual Meeting”) at which the Company’s stockholders approved the NeoVolta, Inc. 2019 Stock Plan (the “2019 Plan”). For more information about the 2019 Plan, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on October 31, 2024 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference.

The foregoing description of the 2019 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2019 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 10, 2024, the Company held its Annual Meeting at the Company’s offices located at 13651 Danielson Street, Suite A, Poway, CA. The number of shares of common stock that voted on matters presented at the Annual Meeting was 18,108,456, representing approximately 54.3% of the 33,361,712 shares common stock outstanding as of the October 18, 2024, the record date for the Annual Meeting (the “Record Date”).

Each director nominee was elected and each other matter submitted to a vote of the Company’s stockholders at the Annual Meeting, as described below, was approved by the requisite vote of the Company’s stockholders. The final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below.

The proposals are described in detail in the Company’s Proxy Statement and are incorporated herein by reference.

Proposal 1. The election of five directors, each to serve until the next annual meeting of shareholders, or until each successor is duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Brent Willson	8,360,928	1,440,582	8,306,946
Steve Bond	9,630,189	171,321	8,306,946
James Amos	9,647,725	153,785	8,306,946
Susan Snow	9,464,451	337,059	8,306,946
John Hass	9,710,914	90,596	8,306,946

Proposal 2. The ratification of the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025.

Votes For	Votes Against	Abstain	Broker Non-Votes
18,100,935	6,620	901	0

Proposal 3. Vote to Approve the Amendment to the 2019 Stock Plan - The Company's stockholders approved amendments to the NeoVolta, Inc. 2019 Stock Plan, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
9,025,281	707,544	68,685	8,306,946

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	NeoVolta, Inc. 2019 Stock Plan (as amended and restated)
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoVolta, Inc.

By:	/s/ Steve Bond
Steve Bond
Chief Financial Officer

Dated: December 10, 2024

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